Summary Prospectus dated December 1, 2020

Eaton Vance Emerging Markets Debt Opportunities Fund

Class /Ticker     A / EADOX   I / EIDOX    R6 / EELDX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated December 1, 2020, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, annual and semi-annual shareholder reports, and other information about the Fund, go to http://www.eatonvance.com/funddocuments, email a request to contact@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (http://www.eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Investment Objective

The Fund's investment objective is total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in the Fund's Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 26 of the Fund's Prospectus and page 20 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)	None	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class I	Class R6
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.38%	0.38%	0.33%
Total Annual Fund Operating Expenses	1.28%	1.03%	0.98%
Expense Reimbursement(1)	(0.13)%	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.15%	0.90%	0.85%
(1)	The investment adviser and administrator has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.15% for Class A shares, 0.90% for Class I shares and 0.85% for Class R6 shares. This expense reimbursement will continue through November 30, 2021. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by the investment adviser and administrator during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$587	$849	$1,132	$1,936
Class I shares	$92	$315	$556	$1,248
Class R6 shares	$87	$299	$529	$1,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 110% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally seeks its investment objective of total return by investing in securities (including income instruments), derivatives and other instruments to establish long and short investment exposures to emerging markets. Total return is defined as income plus capital appreciation. Under normal conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in (i) income instruments issued by emerging market entities or sovereign nations, and/or (ii) derivative instruments denominated in or based on the currencies, interest rates or issues of emerging market countries (the “80% Policy”). Except as noted below, the Fund’s short investment exposures to emerging markets will not exceed 20% of net assets and its short exposures to the euro will not exceed 30% of net assets (after netting corresponding long positions). The Fund expects to hold U.S. Treasury, government agency and agency mortgage-backed securities (“MBS”) (and derivatives thereon), and stripped securities to use as collateral for its derivative positions and to help manage duration. The limitations on short exposures do not apply to positions intended to manage exposure to duration. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a “diversified” fund.

The Fund seeks to outperform its benchmark, the J.P. Morgan Emerging Markets Bond (JEMB) Hard Currency/Local Currency 50-50 (the “Index”), however there can be no assurance that it will do so. Under normal market conditions, the investment adviser seeks to meet the Target Ranges to its Index set forth below for each specified Category over a full market cycle (typically 5-7 years); however, the Fund’s actual or realized results may be materially higher or lower depending on market conditions and results over shorter or longer market cycles may differ. The following Target Ranges are included to illustrate the targeted Category characteristics of the Fund.

Category	Target Ranges
Excess Return	Index + 2.5%
Tracking Error	3% to 6%
Information Ratio	>0.5
Beta	0.7 to 1.1
Volatility	5% to 8%
Interest-Rate Duration	1 to 8 years
Credit-Spread Duration	0 to 6 years

The Fund seeks to generate return/alpha through its country selection, currency management, trading/execution, security selection and duration decision (listed in anticipated order of contribution, but results may differ).

Eaton Vance Emerging Markets Debt Opportunities Fund	2	Summary Prospectus dated December 1, 2020

The Fund will have significant exposure to foreign currencies and duration and its investments in a particular geographic region or country also may be significant. The Fund’s investment adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging markets. An emerging market country is any country determined by the Fund’s investment adviser to have an emerging market economy, considering factors such as the country’s political and economic stability, and the development of its financial and capital markets. Emerging market countries include so-called frontier market countries, which generally are considered by the portfolio managers to be countries that: (i) are not included in the Index, or (ii) represent 2% or less of the Index. An emerging market entity is an entity that is located in, or issues securities or other investments denominated in the currency of an emerging market country or has significant economic exposure to an emerging market, including but not limited to corporate, national and local government, and quasi-government entities. The Fund may invest in developed countries for purposes such as hedging, gaining exposure to fixed-income securities denominated in currencies of emerging market countries and investments (including through derivative investments) in U.S. Treasuries and U.S. government agency securities, and agency mortgage-backed securities. The investment adviser currently considers the following countries to be developed: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom and United States.

The Fund invests in fixed-income securities of any credit rating, including without limit those rated below investment grade (often referred to as junk bonds) and other debt instruments and may purchase and sell a wide variety of derivative instruments. The Fund expects to achieve certain exposures primarily through derivative transactions, including (but not limited to) forward foreign currency exchange contracts; futures on securities, indices, currencies, swaps and other investments; options; and interest rate swaps, cross-currency swaps, total return swaps and credit default swaps, which may create economic leverage in the Fund. The Fund’s use of derivatives is expected to be extensive and there is no stated limit to their use. The Fund may engage in derivative transactions to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks, for speculation purposes to gain certain types of exposures and/or as a substitute for the purchase or sale of securities or currencies. The Fund may engage in repurchase agreements, reverse repurchase agreements and forward commitments.

In managing the Fund, the investment adviser adjusts investments in an effort to take advantage of differences in countries, currencies, interest rates and credits based on its global macroeconomic and political analysis. The investment adviser seeks to identify countries and currencies it believes have potential to outperform investments in other countries and currencies, and to anticipate changes in global economies, markets, political conditions and other factors for this purpose. The investment adviser considers the relative risk/return characteristics of prospective investments (whether securities, currencies, derivatives or other instruments) in determining the most efficient means for achieving desired exposures. The portfolio managers may also consider financially material environmental, social and governance factors in evaluating an issuer. These considerations may be taken into account alongside other fundamental research in the investment selection process.

For purposes of determining compliance with the Fund’s short exposure asset tests, the absolute value of the notional amount of the long and short derivative positions is included. For purposes of determining compliance with the Fund’s 80% Policy, the Fund will only include the market value of its derivative positions.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Eaton Vance Emerging Markets Debt Opportunities Fund	3	Summary Prospectus dated December 1, 2020

Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

Emerging Markets Investment Risk. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Such risks may be greater in frontier markets.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Short Sale Risk. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. Short sale risks include, among others, the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Leverage Risk. Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to an underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

Credit Risk. Investments in fixed income and other debt obligations, including loans, (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.

Eaton Vance Emerging Markets Debt Opportunities Fund	4	Summary Prospectus dated December 1, 2020

Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures a fixed-income security’s price sensitivity to changes in the general level of interest rates. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Certain instruments held by the Fund pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent interests in “pools” of commercial or residential mortgages. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage-backed securities. Although certain mortgage-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate. The purchase of mortgage-backed securities issued by non-government entities may entail greater risk than such securities issued or guaranteed by a government entity. Mortgage-backed securities issued by non-government entities may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets. Investments in mortgage-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates.

Stripped Securities Risk. Stripped Securities (“Strips”) are usually structured with classes that receive different proportions of the interest and principal distributions from an underlying asset or pool of underlying assets. Classes may receive only interest distributions (interest-only “IO”) or only principal (principal-only “PO”). Strips are particularly sensitive to changes in interest rates because this may increase or decrease prepayments of principal. A rapid or unexpected increase in prepayments can significantly depress the value of IO Strips, while a rapid or unexpected decrease can have the same effect on PO Strips.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

When-Issued and Forward Commitment Risk. Securities purchased on a when-issued or forward commitment basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price.

U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Geographic Risk. Because the Fund may invest significantly in a particular geographic region or country, the value of Fund shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a fund that invests more broadly.

Eaton Vance Emerging Markets Debt Opportunities Fund	5	Summary Prospectus dated December 1, 2020

Risks of Repurchase Agreements and Reverse Repurchase Agreements. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. In a repurchase agreement, such insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities sold to the counterparty or the securities which the Fund purchases with its proceeds from the agreement would affect the value of the Fund’s assets. As a result, such agreements may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements may be considered to be a form of borrowing by the Fund (and a loan from the counterparty), they constitute leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Non-diversified funds may focus their investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s). In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with that of a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Effective September 3, 2015, the Fund began offering Class A and Class I shares and the Fund’s existing share class was redesignated as Class R6 shares. The performance of Class A and Class I shares for the period prior to September 3, 2015 is that of Class R6 shares. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the period from December 31, 2013 through December 31, 2019, the highest quarterly total return for Class A was 5.34%for the quarter ended December 31,2019, and the lowest quarterly returnwas -6.65%for the quarter ended September 30, 2015. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2019 to September 30, 2020) was -0.33%.

Eaton Vance Emerging Markets Debt Opportunities Fund	6	Summary Prospectus dated December 1, 2020

Average Annual Total Return as of December 31, 2019	One Year	Five Years	Life of Fund
Class A Return Before Taxes	12.28%	5.14%	3.39%
Class A Return After Taxes on Distributions	10.42%	3.09%	1.48%
Class A Return After Taxes on Distributions and Sale of Class A Shares	8.75%	3.19%	1.78%
Class I Return Before Taxes	18.24%	6.46%	4.33%
Class R6 Return Before Taxes	18.33%	6.43%	4.32%
J.P. Morgan EMB (JEMB) Hard Currency/Local Currency 50-50 (reflects no deduction for fees, expenses or taxes)	13.84%	4.50%	2.33%

These returns reflect the maximum sales charge for Class A (4.75%).Class R6 commenced operations on February 4, 2013. The Class A performance shown above for the period prior to September 3, 2015 (commencement of operations) is the performance of Class R6 shares, adjusted for the sales charge that applies to Class A shares but not adjusted for any other differences in the expenses of the two classes and the Class I performance shown above for the period prior to September 3, 2015 (commencement of operations) is the performance of Class R6 shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2020, J.P. Morgan Chase & Co. All rights reserved. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Eaton Vance Management (“Eaton Vance”).

Portfolio Managers

John R. Baur, Vice President of Eaton Vance, has managed the Fund since inception in February 2013.

Michael A. Cirami, Vice President of Eaton Vance, has managed the Fund since inception in February 2013.

Eric A. Stein, Vice President of Eaton Vance, has managed the Fund since inception in February 2013.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122. The minimum initial purchase or exchange into the Fund is $1,000 for Class A, $250,000 for Class I and $1,000,000 for Class R6 (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

If your shares are held in a taxable account, the Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6574 12.1.20	© 2020 Eaton Vance Management

Eaton Vance Emerging Markets Debt Opportunities Fund	7	Summary Prospectus dated December 1, 2020